TIAA-CREF LIFE MONEY MARKET FUND

(a series of the TIAA-CREF LIFE FUNDS)

SUPPLEMENT NO. 2

dated April 14, 2016 to the Prospectus dated May 1, 2015

Additional information about investment strategies and risks

Effective immediately, the following is hereby added as the final paragraph in the “Additional information about investment strategies and risks — Additional information about the Fund” section beginning on page 8 of the Prospectus.

“You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.”

A15413 (4/16)